Fees Summary	Mar. 18, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 3,000,000,000
Previously Paid Amount	0
Total Fee Amount	459,300
Total Offset Amount	442,800
Net Fee	$ 16,500